Exhibit 99.1

Shore Bancshares Reports 2017 Results

EASTON, Md., Jan. 25, 2018 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income of $2.698 million or $0.21 per diluted common share for the fourth quarter of 2017, compared to net income of $3.412 million or $0.27 per diluted common share for the third quarter of 2017, and net income of $2.495 million or $0.20 per diluted common share for the fourth quarter of 2016. The Company reported net income of $11.262 million or $0.89 per diluted common share for fiscal year 2017, compared to net income of $9.638 million or $0.76 per diluted common share for fiscal year 2016. The 2017 fourth quarter's results included $771.1 thousand or $0.06 per diluted common share in additional income tax expense as a result of the recently enacted Tax Cuts and Jobs Act. While a permanent reduction of the corporate income tax rate will take effect in 2018, the enactment of the law during 2017 required the Company to revalue its net deferred tax asset through income tax expense in the fourth quarter.

When comparing the fourth quarter of 2017 to the third quarter of 2017, excluding the income tax reform impact, net income decreased due to a higher loan loss provision which resulted from significant loan growth at the end of the fourth quarter. When comparing the fourth quarter of 2017 to the fourth quarter of 2016, excluding the income tax reform impact, the improved results were driven by an increase in net interest income due to higher loan volume, and an increase in noninterest income, partially offset by increased noninterest expenses which included the operation of four additional branches in 2017. When comparing fiscal year 2017 to fiscal year 2016, improved earnings were due to increases in net interest income of $7.3 million and noninterest income of $1.1 million. Noninterest expenses increased $4.1 million, of which $977 thousand related to merger and acquisition costs from the branch purchase in the second quarter of 2017. Provision for credit losses increased $443 thousand as a result of increased loan production for 2017.

"This has been a stellar year for the Bank in terms of growth and core earnings" said Lloyd L. "Scott" Beatty Jr. "We experienced organic loan growth of 13%, excluding the branch acquisition in the second quarter, along with net income for the year that would have exceeded $12 million if not for the one-time tax expense due to tax reform. The achievement of expanding our footprint across the Bay Bridge and to the Eastern Shore of Virginia, all while maintaining superior customer service to our banking customers is a true testament to the level of focus and commitment our team gave to making this an exceptional year. We anticipate a positive economic outlook for 2018 which will bode well for our continued emphasis on growth and expansion."

Balance Sheet Review
Total assets were $1.394 billion at December 31, 2017, a $233.6 million, or 20.1%, increase when compared to $1.160 billion at the end of 2016. The primary factor contributing to the increase was the acquisition of three branches in the second quarter of 2017 which contributed $192.7 million of assets at December 31, 2017. Absent the branch acquisition, total assets have increased $40.9 million since December 31, 2016 which primarily resulted from increases in both gross loans of $113.9 million and investment securities of $33.2 million. These increases were funded by a decrease in interest-bearing deposits with other banks of $108.5 million which included cash received from the branch acquisition, organic deposit growth of $18.3 million and short-term borrowings of $18.5 million.

Total deposits at December 31, 2017 increased $205.3 million, or 20.6%, when compared to December 31, 2016. The increase was the direct result of the deposits acquired in the branch purchase which had a balance of $187.0 million at December 31, 2017. Excluding the acquisition, deposits increased $18.3 million.

Total stockholders' equity increased $9.5 million, or 6.1%, when compared to the end of 2016 primarily due to current year's earnings, partially offset by common stock dividends paid to shareholders of $2.8 million. At December 31, 2017, the ratio of total equity to total assets was 11.75% and the ratio of total tangible equity to total tangible assets was 9.61%, lower than the ratios of 13.30% and 12.32%, respectively, at December 31, 2016. These ratios declined primarily due to the branch acquisition which significantly increased total assets and intangible assets.

Review of Quarterly Financial Results
Net interest income was $12.4 million for the fourth quarter of 2017, compared to $12.3 million for the third quarter of 2017 and $10.0 million for the fourth quarter of 2016. The increase in net interest income when compared to the third quarter of 2017 was primarily due to organic loan growth which resulted in an increase in average loans of $28.4 million, or 2.7%. This growth was mostly added late in the fourth quarter which lessened the impact on interest income to $86 thousand resulting in 2 basis points ("bps") improvement in the net interest margin. The increase in net interest income when compared to the fourth quarter of 2016 was due to significant increases in average loans of $196.6 million, or 22.7% and investment securities of $36.5 million, or 20.8%. Total interest income on loans increased $2.2 million, or 22.3% in the fourth quarter of 2017 as compared to the fourth quarter of 2016, which was partially the result of loans acquired from the branch purchase in 2017. In addition, the yield on total earning assets increased 17 bps, while the cost of interest-bearing liabilities decreased 2bps year over year. These positive variances resulted in a net interest margin of 3.81% for the fourth quarter of 2017, compared to 3.63% for the fourth quarter of 2016.

The provision for credit losses was $545 thousand for the fourth quarter of 2017, $345 thousand for the third quarter of 2017 and $418 thousand for the fourth quarter of 2016. The higher level of provision for credit losses when comparing the fourth quarter of 2017 to both the third quarter of 2017 and fourth quarter of 2016 was primarily due to the organic growth in the loan portfolio. Net charge-offs were $59 thousand for the fourth quarter of 2017, $182 thousand for the third quarter of 2017 and $306 thousand for the fourth quarter of 2016. The decline in net charge-offs was directly related to improved credit quality particularly nonaccrual loans which exhibited a decrease when compared to the third quarter of 2017 of $1.3 million and $4.0 million when compared to the fourth quarter of 2016. The ratio of annualized net charge-offs to average loans was 0.02% for the fourth quarter of 2017, 0.07% for the third quarter of 2017 and 0.14% for the fourth quarter of 2016. The ratio of the allowance for credit losses to period-end loans for both December 31, 2017 and September 30, 2017 was 0.89% and 1.00% at December 31, 2016.

At December 31, 2017, nonperforming assets, excluding TDRs, were $7.4 million, a decrease of $699 thousand, or 8.6%, when compared to September 30, 2017 and a decrease of $4.1 million, or 35.4%, when compared to December 31, 2016. Additionally, accruing TDRs were $13.3 million at December 31, 2017, a decrease of $167 thousand, or 1.2%, when compared to September 30, 2017 and an increase of $326 thousand, or 2.5%, when compared to December 31, 2016. The positive trend in nonperforming assets when comparing December 31, 2017 to both September 30, 2017 and December 31, 2016 was mainly accomplished through continued workout efforts and charge-offs over the last 12 months. At December 31, 2017, the ratio of nonperforming assets to total assets was 0.53%, lower than the 0.59% at September 30, 2017 and 0.99% at December 31, 2016. In addition, the ratio of accruing TDRs to total assets at December 31, 2017 was 0.96%, compared to 0.98% at September 30, 2017 and 1.12% at December 31, 2016, which reflects improved credit quality in the loan portfolio.

Total noninterest income for the fourth quarter of 2017 decreased $86 thousand, or 1.9%, when compared to the third quarter of 2017 and increased $283 thousand, or 7.0%, when compared to the fourth quarter of 2016. The decrease from the third quarter of 2017 was primarily due to a decline in insurance agency commissions of $190 thousand, not unusual during the last quarter of the year, partially offset by increases in banking fees and trust and investment fee income. The increase from the fourth quarter of 2016 of $283 thousand was the result of increases in all noninterest income categories, specifically insurance agency commissions of $101 thousand and service charges on deposit accounts of $88 thousand.

Total noninterest expense for the fourth quarter of 2017 decreased $88 thousand, or 0.8%, when compared to the third quarter of 2017 and increased $1.4 million, or 15.2%, when compared to the fourth quarter of 2016. The decrease from the third quarter of 2017 was primarily due to lower costs associated with other real estate owned, legal and professional fees, and employee benefits, partially offset by higher salaries and wages. The increase from the fourth quarter of 2016 was primarily due to operating four additional bank branches which increased salaries and wages, employee benefits and occupancy expenses and also resulted in higher FDIC insurance premiums.

Review of 2017 Financial Results
Net interest income for 2017 was $45.5 million, an increase of $7.3 million, or 19.0%, when compared to 2016 primarily due to an increase in average loans of $158.0 million, or 19.1%. The significant increase in loans generated higher interest income of approximately $6.5 million, or 17.4%. Although the yields on loans declined compared to 2016, the funding of loan growth with lower yielding assets, coupled with higher yielding investment securities resulted in a higher overall yield on earning assets of 17bps. This improvement in yield along with the decrease in rates on interest bearing deposits resulted in an improved net interest margin to 3.76% for fiscal 2017 from 3.56% for fiscal 2016.

The provision for credit losses for 2017 and 2016 was $2.3 million and $1.8 million, respectively, while net charge-offs were $1.2 million and $1.4 million, respectively. The ratio of annualized net charge-offs to average loans was 0.13% for 2017 and 0.17% for 2016.

Total noninterest income for 2017 increased $1.1 million, or 6.6%, when compared to 2016. The increase was primarily due to increases in service charges on deposit accounts of $163 thousand, insurance agency commissions of $286 thousand, trust and investment fee income of $90 thousand and a premium on an insurance investment of $387 thousand.

Total noninterest expense for 2017 increased $4.1 million, or 10.9%, when compared to 2016. The increase was primarily due to the branch purchase in the second quarter of 2017 which resulted in acquisition costs of $977 thousand and the cost of operating those branches for seven months. In addition, the increase was due to higher salaries/wages and employee benefits as a result of a decreased assessment rate which were partially offset by a decrease in FDIC insurance premiums.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of Shore United Bank; one retail insurance producer firm, The Avon-Dixon Agency, LLC ("Avon-Dixon"), with two specialty lines, Elliott Wilson Insurance (Trucking) and Jack Martin Associates (Marine); and an insurance premium finance company, Mubell Finance, LLC ("Mubell"). Shore Bancshares Inc. engages in trust and wealth management services through Wye Financial & Trust, a division of Shore United Bank. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements
The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Twelve Months Ended
	December 31,				December 31,
	2017	2016	Change		2017	2016	Change
Net interest income	$ 12,369	$ 9,965	24.1%		$ 45,528	$ 38,249	19.0%
Provision for credit losses	545	418	30.4		2,291	1,848	24.0
Noninterest income	4,339	4,056	7.0		17,750	16,645	6.6
Noninterest expense	10,632	9,226	15.2		41,202	37,147	10.9
Income before income taxes	5,531	4,377	26.4		19,785	15,899	24.4
Income tax expense	2,833	1,882	50.5		8,523	6,261	36.1
Net income	$ 2,698	$ 2,495	8.1		$ 11,262	$ 9,638	16.8

Return on average assets	0.78%	0.86%	(8)	bp	0.87%	0.84%	3	bp
Return on average equity	6.53	6.39	14		7.05	6.32	73
Return on average tangible equity (1)	8.36	7.03	133		8.36	6.97	139
Net interest margin	3.81	3.63	18		3.76	3.56	20
Efficiency ratio - GAAP	63.63	65.80	(217)		65.11	67.67	(256)
Efficiency ratio - Non-GAAP (1)	62.74	65.28	(254)		64.38	67.23	(285)

PER SHARE DATA
Basic net income per common share	$ 0.21	$ 0.20	5.0%		$ 0.89	$ 0.76	17.1%
Diluted net income per common share	0.21	0.20	5.0		0.89	0.76	17.1
Dividends paid per common share	0.07	0.05	40.0		0.22	0.14	57.1
Book value per common share at period end	12.91	12.18	6.0
Tangible book value per common share at period end (1)	10.31	11.16	(7.6)
Market value at period end	16.70	15.25	9.5
Market range:
High	18.49	16.90	9.4		18.49	16.90	9.4
Low	15.74	11.49	37.0		14.64	10.23	43.1

AVERAGE BALANCE SHEET DATA
Loans	$ 1,062,980	$ 866,360	22.7%		$ 983,484	$ 825,475	19.1%
Investment securities	211,910	175,417	20.8		201,879	196,236	2.9
Earning assets	1,294,768	1,100,197	17.7		1,216,182	1,079,954	12.6
Assets	1,378,553	1,159,131	18.9		1,287,751	1,141,142	12.8
Deposits	1,202,260	993,918	21.0		1,118,075	976,881	14.5
Stockholders' equity	163,893	155,367	5.5		159,741	152,426	4.8

CREDIT QUALITY DATA
Net charge-offs	$ 59	$ 306	(80.7)%		$ 1,236	$ 1,438	(14.0)%

Nonaccrual loans	$ 4,971	$ 8,972	(44.6)
Loans 90 days past due and still accruing	639	20	3,095.0
Other real estate owned	1,794	2,477	(27.6)
Total nonperforming assets	7,404	11,469	(35.4)
Accruing troubled debt restructurings (TDRs)	13,326	13,000	2.5
Total nonperforming assets and accruing TDRs	$ 20,730	$ 24,469	(15.3)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	11.75%	13.30%	(155)	bp
Period-end tangible equity to tangible assets (1)	9.61	12.32	(271)

Annualized net charge-offs to average loans	0.02	0.14	(12)		0.13%	0.17%	(4)	bp

Allowance for credit losses as a percent of:
Period-end loans	0.89	1.00	(11)
Nonaccrual loans	196.76	97.26	9,950
Nonperforming assets	132.10	76.08	5,602
Accruing TDRs	73.40	67.12	628
Nonperforming assets and accruing TDRs	47.18	35.66	1,152

As a percent of total loans:
Nonaccrual loans	0.45	1.03	(58)
Accruing TDRs	1.22	1.49	(27)
Nonaccrual loans and accruing TDRs	1.67	2.52	(85)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.68	1.31	(63)
Nonperforming assets and accruing TDRs	1.89	2.80	(91)

As a percent of total assets:
Nonaccrual loans	0.36	0.77	(41)
Nonperforming assets	0.53	0.99	(46)
Accruing TDRs	0.96	1.12	(16)
Nonperforming assets and accruing TDRs	1.49	2.11	(62)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

			December 31, 2017
	December 31,	December 31,	compared to
	2017	2016	December 31, 2016
ASSETS
Cash and due from banks	$ 21,534	$ 14,596	47.5%
Interest-bearing deposits with other banks	10,286	61,342	(83.2)
Cash and cash equivalents	31,820	75,938	(58.1)

Investment securities available for sale (at fair value)	196,955	163,798	20.2
Investment securities held to maturity	6,247	6,808	(8.2)

Loans	1,093,514	871,525	25.5
Less: allowance for credit losses	(9,781)	(8,726)	12.1
Loans, net	1,083,733	862,799	25.6

Premises and equipment, net	23,054	16,558	39.2
Goodwill	28,200	11,931	136.4
Other intangible assets, net	4,719	1,079	337.3
Other real estate owned, net	1,794	2,477	(27.6)
Other assets	17,352	18,883	(8.1)

Total assets	$ 1,393,874	$ 1,160,271	20.1

LIABILITIES
Noninterest-bearing deposits	$ 328,322	$ 261,575	25.5
Interest-bearing deposits	874,459	735,914	18.8
Total deposits	1,202,781	997,489	20.6

Short-term borrowings	21,734	3,203	578.6
Accrued expenses and other liabilities	5,609	5,280	6.2
Total liabilities	1,230,124	1,005,972	22.3

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	127	127	-
Additional paid in capital	65,256	64,201	1.6
Retained earnings	99,437	90,964	9.3
Accumulated other comprehensive loss	(1,070)	(993)	(7.8)
Total stockholders' equity	163,750	154,299	6.1

Total liabilities and stockholders' equity	$ 1,393,874	$ 1,160,271	20.1

Period-end common shares outstanding	12,688	12,665	0.2
Book value per common share	$ 12.91	$ 12.18	6.0

Shore Bancshares, Inc.
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended			For the Twelve Months Ended
	December 31,			December 31,
	2017	2016	% Change	2017	2016	% Change
INTEREST INCOME
Interest and fees on loans	$ 11,855	$ 9,679	22.5%	$ 43,617	$ 37,155	17.4%
Interest and dividends on investment securities:
Taxable	1,048	747	40.3	3,847	3,195	20.4
Tax-exempt	-	1	(100.0)	3	7	(57.1)
Interest on federal funds sold	-	-	-	-	6	(100.0)
Interest on deposits with other banks	65	78	(16.7)	334	289	15.6
Total interest income	12,968	10,505	23.4	47,801	40,652	17.6

INTEREST EXPENSE
Interest on deposits	586	537	9.1	2,242	2,389	(6.2)
Interest on short-term borrowings	13	3	333.3	31	14	121.4
Total interest expense	599	540	10.9	2,273	2,403	(5.4)

NET INTEREST INCOME	12,369	9,965	24.1	45,528	38,249	19.0
Provision for credit losses	545	418	30.4	2,291	1,848	24.0

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	11,824	9,547	23.9	43,237	36,401	18.8

NONINTEREST INCOME
Service charges on deposit accounts	971	883	10.0	3,628	3,465	4.7
Trust and investment fee income	410	369	11.1	1,532	1,442	6.2
Gains on sales and calls of investment securities	-	-	-	5	30	(83.3)
Insurance agency commissions	1,898	1,797	5.6	8,837	8,551	3.3
Other noninterest income	1,060	1,007	5.3	3,748	3,157	18.7
Total noninterest income	4,339	4,056	7.0	17,750	16,645	6.6

NONINTEREST EXPENSE
Salaries and wages	5,503	4,381	25.6	20,011	17,626	13.5
Employee benefits	1,081	906	19.3	4,645	3,993	16.3
Occupancy expense	746	613	21.7	2,696	2,452	10.0
Furniture and equipment expense	232	235	(1.3)	1,035	963	7.5
Data processing	871	857	1.6	3,680	3,496	5.3
Directors' fees	99	156	(36.5)	380	511	(25.6)
Amortization of intangible assets	112	32	250.0	315	131	140.5
FDIC insurance premium expense	201	42	378.6	599	696	(13.9)
Other real estate owned expenses, net	113	214	(47.2)	471	505	(6.7)
Legal and professional fees	453	441	2.7	2,308	1,875	23.1
Other noninterest expenses	1,221	1,349	(9.5)	5,062	4,899	3.3
Total noninterest expense	10,632	9,226	15.2	41,202	37,147	10.9

Income before income taxes	5,531	4,377	26.4	19,785	15,899	24.4
Income tax expense	2,833	1,882	50.5	8,523	6,261	36.1

NET INCOME	$ 2,698	$ 2,495	8.1	$ 11,262	$ 9,638	16.8

Weighted average shares outstanding - basic	12,688	12,665	0.2	12,682	12,652	0.2
Weighted average shares outstanding - diluted	12,750	12,686	0.5	12,718	12,670	0.4

Basic net income per common share	$ 0.21	$ 0.20	5.0	$ 0.89	$ 0.76	17.1
Diluted net income per common share	0.21	0.20	5.0	0.89	0.76	17.1
Dividends paid per common share	0.07	0.05	40.0	0.22	0.14	57.1

Shore Bancshares, Inc.
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Twelve Months Ended
	December 31,				December 31,
	2017		2016		2017		2016
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$ 1,062,980	4.45%	$ 866,360	4.47%	$ 983,484	4.46%	$ 825,475	4.52%
Investment securities (1)
Taxable	211,910	1.98	175,207	1.70	201,792	1.91	196,026	1.63
Tax-exempt	-	-	210	5.30	87	5.42	210	5.30
Federal funds sold	-	-	27	0.38	-	-	1,764	0.34
Interest-bearing deposits	19,878	1.30	58,393	0.54	30,819	1.08	56,479	0.51
Total earning assets	1,294,768	3.99%	1,100,197	3.82%	1,216,182	3.95%	1,079,954	3.78%
Cash and due from banks	18,589		16,707		15,896		15,844
Other assets	74,700		51,065		64,854		53,899
Allowance for credit losses	(9,504)		(8,838)		(9,181)		(8,555)
Total assets	$ 1,378,553		$ 1,159,131		$ 1,287,751		$ 1,141,142

Interest-bearing liabilities
Demand deposits	$ 222,321	0.24%	$ 197,810	0.12%	$ 210,139	0.20%	$ 194,062	0.12%
Money market and savings deposits	382,438	0.12	272,786	0.13	339,971	0.12	265,323	0.13
Certificates of deposit $100,000 or more	110,458	0.49	122,725	0.56	118,723	0.51	127,468	0.64
Other time deposits	158,241	0.49	141,641	0.60	152,959	0.53	148,671	0.67
Interest-bearing deposits	873,458	0.27	734,962	0.29	821,792	0.27	735,524	0.32
Short-term borrowings	6,087	0.86	3,908	0.25	4,525	0.68	5,753	0.24
Total interest-bearing liabilities	879,545	0.27%	738,870	0.29%	826,317	0.28%	741,277	0.32%
Noninterest-bearing deposits	328,802		258,956		296,283		241,357
Accrued expenses and other liabilities	6,313		5,938		5,410		6,082
Stockholders' equity	163,893		155,367		159,741		152,426
Total liabilities and stockholders' equity	$ 1,378,553		$ 1,159,131		$ 1,287,751		$ 1,141,142

Net interest spread		3.72%		3.53%		3.67%		3.46%
Net interest margin		3.81%		3.63%		3.76%		3.56%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 35.0%, exclusive of the alternative minimum tax rate and nondeductible interest expense.
(2) Average loan balances include nonaccrual loans.
(3) Interest income on loans includes amortized loan fees, net of costs, and all are included in the yield calculations.

Shore Bancshares, Inc.
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	4th quarter	3rd quarter	2nd quarter	1st quarter	4th quarter	4Q 17		4Q 17
	2017	2017	2017	2017	2016	compared to		compared to
	(4Q 17)	(3Q 17)	(2Q 17)	(1Q 17)	(4Q 16)	3Q 17		4Q 16
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 12,429	$ 12,384	$ 10,961	$ 9,994	$ 10,029	0.4%		23.9%
Less: Taxable-equivalent adjustment	60	58	61	61	64	3.4		(6.3)
Net interest income	12,369	12,326	10,900	9,933	9,965	0.3		24.1
Provision for credit losses	545	345	974	427	418	58.0		30.4
Noninterest income	4,339	4,425	4,179	4,807	4,056	(1.9)		7.0
Noninterest expense	10,632	10,720	10,199	9,651	9,226	(0.8)		15.2
Income before income taxes	5,531	5,686	3,906	4,662	4,377	(2.7)		26.4
Income tax expense	2,833	2,274	1,554	1,862	1,882	24.6		50.5
Net income	$ 2,698	$ 3,412	$ 2,352	$ 2,800	$ 2,495	(20.9)		8.1

Return on average assets	0.78%	0.98%	0.76%	0.99%	0.86%	(20)	bp	(8)	bp
Return on average equity	6.53	8.48	5.93	7.27	6.39	(195)		14
Return on average tangible equity (1)	8.36	10.84	6.55	7.98	7.03	(248)		133
Net interest margin	3.81	3.79	3.73	3.71	3.63	2		18
Efficiency ratio - GAAP	63.63	64.00	67.64	65.47	65.80	(37)		(217)
Efficiency ratio - Non-GAAP (1)	62.74	63.11	67.00	64.98	65.28	(37)		(254)

PER SHARE DATA
Basic net income per common share	$ 0.21	$ 0.27	$ 0.19	$ 0.22	$ 0.20	(22.2)%		5.0%
Diluted net income per common share	0.21	0.27	0.19	0.22	0.20	(22.2)		5.0
Dividends paid per common share	0.07	0.05	0.05	0.05	0.05	40.0		40.0
Book value per common share at period end	12.91	12.82	12.61	12.44	12.18	0.7		6.0
Tangible book value per common share at period end (1)	10.31	10.24	10.07	11.41	11.16	0.7		(7.6)
Market value at period end	16.70	16.65	16.45	16.71	15.25	0.3		9.5
Market range:
High	18.49	17.34	17.53	17.92	16.90	6.6		9.4
Low	15.74	15.97	15.17	14.64	11.49	(1.4)		37.0

AVERAGE BALANCE SHEET DATA
Loans	$ 1,062,980	$ 1,034,553	$ 953,049	$ 880,791	$ 866,360	2.7%		22.7%
Investment securities	211,910	218,675	198,302	178,074	175,417	(3.1)		20.8
Earning assets	1,294,768	1,295,432	1,178,507	1,092,934	1,100,197	(0.1)		17.7
Assets	1,378,553	1,377,975	1,242,933	1,148,757	1,159,131	0.0		18.9
Deposits	1,202,260	1,210,894	1,072,758	982,956	993,918	(0.7)		21.0
Stockholders' equity	163,893	159,551	159,165	156,274	155,367	2.7		5.5

CREDIT QUALITY DATA
Net charge-offs	$ 59	$ 182	$ 769	$ 226	$ 306	(67.6)%		(80.7)%

Nonaccrual loans	$ 4,971	$ 6,289	$ 7,157	$ 8,729	$ 8,972	(21.0)		(44.6)
Loans 90 days past due and still accruing	639	5	314	118	20	12,680.0		3,095.0
Other real estate owned	1,794	1,809	2,302	2,354	2,477	(0.8)		(27.6)
Total nonperforming assets	$ 7,404	$ 8,103	$ 9,773	$ 11,201	$ 11,469	(8.6)		(35.4)

Accruing troubled debt restructurings (TDRs)	$ 13,326	$ 13,493	$ 12,124	$ 12,782	$ 13,000	(1.2)		2.5

Total nonperforming assets and accruing TDRs	$ 20,730	$ 21,596	$ 21,897	$ 23,983	$ 24,469	(4.0)		(15.3)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	11.75%	11.82%	11.74%	13.51%	13.30%	(7)	bp	(155)	bp
Period-end tangible equity to tangible assets (1)	9.61	9.67	9.60	12.54	12.32	(6)		(271)

Annualized net charge-offs to average loans	0.02	0.07	0.32	0.10	0.14	(5)		(12)

Allowance for credit losses as a percent of:
Period-end loans	0.89	0.89	0.88	1.00	1.00	-		(11)
Nonaccrual loans	196.76	147.80	127.60	102.27	97.26	4,896		9,950
Nonperforming assets	132.10	114.71	93.44	79.70	76.08	1,739		5,602
Accruing TDRs	73.40	68.89	75.32	69.84	67.12	451		628
Nonperforming assets and accruing TDRs	47.18	43.04	41.70	37.22	35.66	414		1,152

As a percent of total loans:
Nonaccrual loans	0.45	0.60	0.69	0.98	1.03	(15)		(58)
Accruing TDRs	1.22	1.29	1.17	1.43	1.49	(7)		(27)
Nonaccrual loans and accruing TDRs	1.67	1.89	1.86	2.41	2.52	(22)		(85)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.68	0.77	0.94	1.25	1.31	(9)		(63)
Nonperforming assets and accruing TDRs	1.89	2.06	2.11	2.68	2.80	(17)		(91)

As a percent of total assets:
Nonaccrual loans	0.36	0.46	0.53	0.75	0.77	(10)		(41)
Nonperforming assets	0.53	0.59	0.72	0.96	0.99	(6)		(46)
Accruing TDRs	0.96	0.98	0.89	1.10	1.12	(2)		(16)
Nonperforming assets and accruing TDRs	1.49	1.57	1.61	2.06	2.11	(8)		(62)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						4Q 17	4Q 17
						compared to	compared to
	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16
INTEREST INCOME
Interest and fees on loans	$ 11,855	$ 11,771	$ 10,441	$ 9,550	$ 9,679	0.7%	22.5%
Interest and dividends on investment securities:
Taxable	1,048	1,035	937	827	747	1.3	40.3
Tax-exempt	-	-	1	2	1	-	(100.0)
Interest on deposits with other banks	65	131	70	68	78	(50.4)	(16.7)
Total interest income	12,968	12,937	11,449	10,447	10,505	0.2	23.4

INTEREST EXPENSE
Interest on deposits	586	607	538	511	537	(3.5)	9.1
Interest on short-term borrowings	13	4	11	3	3	225.0	333.3
Total interest expense	599	611	549	514	540	(2.0)	10.9

NET INTEREST INCOME	12,369	12,326	10,900	9,933	9,965	0.3	24.1
Provision for credit losses	545	345	974	427	418	58.0	30.4

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	11,824	11,981	9,926	9,506	9,547	(1.3)	23.9

NONINTEREST INCOME
Service charges on deposit accounts	971	945	878	834	883	2.8	10.0
Trust and investment fee income	410	389	372	361	369	5.4	11.1
Gains on sales and calls of investment securities	-	5	-	-	-	(100.0)	-
Insurance agency commissions	1,898	2,088	2,032	2,819	1,797	(9.1)	5.6
Other noninterest income	1,060	998	897	793	1,007	6.2	5.3
Total noninterest income	4,339	4,425	4,179	4,807	4,056	(1.9)	7.0

NONINTEREST EXPENSE
Salaries and wages	5,503	5,203	4,803	4,502	4,381	5.8	25.6
Employee benefits	1,081	1,197	1,127	1,240	906	(9.7)	19.3
Occupancy expense	746	696	629	625	613	7.2	21.7
Furniture and equipment expense	232	286	284	233	235	(18.9)	(1.3)
Data processing	871	922	1,015	872	857	(5.5)	1.6
Directors' fees	99	99	102	80	156	-	(36.5)
Amortization of intangible assets	112	115	55	33	32	(2.6)	250.0
FDIC insurance premium expense	201	189	45	164	42	6.3	378.6
Other real estate owned expenses, net	113	172	108	55	214	(34.3)	(47.2)
Legal and professional fees	453	493	702	660	441	(8.1)	2.7
Other noninterest expenses	1,221	1,348	1,329	1,187	1,349	(9.4)	(9.5)
Total noninterest expense	10,632	10,720	10,199	9,651	9,226	(0.8)	15.2

Income before income taxes	5,531	5,686	3,906	4,662	4,377	(2.7)	26.4
Income tax expense	2,833	2,274	1,554	1,862	1,882	24.6	50.5

NET INCOME	$ 2,698	$ 3,412	$ 2,352	$ 2,800	$ 2,495	(20.9)	8.1

Weighted average shares outstanding - basic	12,688	12,687	12,681	12,670	12,665	0.0	0.2
Weighted average shares outstanding - diluted	12,750	12,718	12,732	12,707	12,686	0.3	0.5

Basic net income per common share	$ 0.21	$ 0.27	$ 0.19	$ 0.22	$ 0.20	(22.2)	5.0
Diluted net income per common share	0.21	0.27	0.19	0.22	0.20	(22.2)	5.0
Dividends paid per common share	0.07	0.05	0.05	0.05	0.05	40.0	40.0

Shore Bancshares, Inc.
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											4Q 17	4Q 17
											compared to	compared to
	4Q 17		3Q 17		2Q 17		1Q 17		4Q 16		3Q 17	4Q 16
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$ 1,062,980	4.45%	$ 1,034,553	4.54%	$ 953,049	4.42%	$ 880,791	4.43%	$ 866,360	4.47%	2.7%	22.7%
Investment securities (1)
Taxable	211,910	1.98	218,675	1.89	198,161	1.89	177,864	1.86	175,207	1.70	(3.1)	20.9
Tax-exempt	-	-	-	-	141	5.36	210	5.38	210	5.30	-	(100.0)
Federal funds sold	-	-	-	-	-	-	-	-	27	0.38	-	(100.0)
Interest-bearing deposits	19,878	1.30	42,204	1.23	27,156	1.05	34,069	0.80	58,393	0.54	(52.9)	(66.0)
Total earning assets	1,294,768	3.99%	1,295,432	3.98%	1,178,507	3.92%	1,092,934	3.90%	1,100,197	3.82%	(0.1)	17.7
Cash and due from banks	18,589		16,232		14,798		13,907		16,707		14.5	11.3
Other assets	74,700		75,611		58,692		50,763		51,065		(1.2)	46.3
Allowance for credit losses	(9,504)		(9,300)		(9,064)		(8,847)		(8,838)		2.2	7.5
Total assets	$ 1,378,553		$ 1,377,975		$ 1,242,933		$ 1,148,757		$ 1,159,131		-	18.9

Interest-bearing liabilities
Demand deposits	$ 222,321	0.24%	$ 224,180	0.23%	$ 198,593	0.16%	$ 195,005	0.14%	$ 197,810	0.12%	(0.8)	12.4
Money market and savings deposits	382,438	0.12	378,711	0.12	320,967	0.12	276,175	0.13	272,786	0.13	1.0	40.2
Certificates of deposit $100,000 or more	110,458	0.49	123,538	0.50	121,967	0.51	118,970	0.54	122,725	0.56	(10.6)	(10.0)
Other time deposits	158,241	0.49	164,459	0.50	150,953	0.55	137,832	0.58	141,641	0.60	(3.8)	11.7
Interest-bearing deposits	873,458	0.27	890,888	0.27	792,480	0.27	727,982	0.28	734,962	0.29	(2.0)	18.8
Short-term borrowings	6,087	0.86	2,274	0.62	5,589	0.82	4,150	0.27	3,908	0.25	167.7	55.8
Total interest-bearing liabilities	879,545	0.27%	893,162	0.27%	798,069	0.28%	732,132	0.28%	738,870	0.29%	(1.5)	19.0
Noninterest-bearing deposits	328,802		320,006		280,278		254,974		258,956		2.7	27.0
Accrued expenses and other liabilities	6,313		5,256		5,421		5,377		5,938		20.1	6.3
Stockholders' equity	163,893		159,551		159,165		156,274		155,367		2.7	5.5
Total liabilities and stockholders' equity	$ 1,378,553		$ 1,377,975		$ 1,242,933		$ 1,148,757		$ 1,159,131		-	18.9

Net interest spread		3.72%		3.71%		3.64%		3.62%		3.53%
Net interest margin		3.81%		3.79%		3.73%		3.71%		3.63%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 35.0%, exclusive of the alternative minimum tax rate and nondeductible interest expense.
(2) Average loan balances include nonaccrual loans.
(3) Interest income on loans includes amortized loan fees, net of costs, and all are included in the yield calculations.

Shore Bancshares, Inc.						Page 12 of 12
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)
						YTD	YTD
	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	12/31/2017	12/31/2016

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income	$ 2,698	$ 3,412	$ 2,352	$ 2,800	$ 2,495	$ 11,262	$ 9,638
Net income - annualized (A)	$ 10,704	$ 13,537	$ 9,434	$ 11,356	$ 9,926	$ 11,262	$ 9,638

Net income, excluding net amortization of intangible assets	$ 2,766	$ 3,482	$ 2,385	$ 2,820	$ 2,514	$ 11,453	$ 9,717

Net income, excluding net amortization of intangible
assets - annualized (B)	$ 10,974	$ 13,814	$ 9,566	$ 11,437	$ 10,001	$ 11,453	$ 9,717

Average stockholders' equity (C)	$ 163,893	$ 159,551	$ 159,165	$ 156,274	$ 155,367	$ 159,741	$ 152,426
Less: Average goodwill and other intangible assets	(32,678)	(32,097)	(13,173)	(12,997)	(13,030)	(22,816)	(13,079)
Average tangible equity (D)	$ 131,215	$ 127,454	$ 145,992	$ 143,277	$ 142,337	$ 136,925	$ 139,347

Return on average equity (GAAP) (A)/(C)	6.53%	8.48%	5.47%	7.27%	6.39%	7.05%	6.32%
Return on average tangible equity (Non-GAAP) (B)/(D)	8.36%	10.84%	6.01%	7.98%	7.03%	8.36%	6.97%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$ 10,632	$ 10,720	$ 10,199	$ 9,651	$ 9,226	$ 41,202	$ 37,147
Less: Amortization of intangible assets	(112)	(115)	(55)	(33)	(32)	(315)	(131)
Adjusted noninterest expense (F)	$ 10,520	$ 10,605	$ 10,144	$ 9,618	$ 9,194	$ 40,887	$ 37,016

Net interest income (G)	12,369	12,326	10,900	9,933	9,965	45,528	38,249
Add: Taxable-equivalent adjustment	60	58	61	61	64	240	198
Taxable-equivalent net interest income (H)	$ 12,429	$ 12,384	$ 10,961	$ 9,994	$ 10,029	$ 45,768	$ 38,447

Noninterest income (J)	$ 4,339	$ 4,425	$ 4,179	$ 4,807	$ 4,056	$ 17,750	$ 16,645
Less: Investment securities (gains)	-	(5)	-	-	-	(5)	(30)
Adjusted noninterest income (K)	$ 4,339	$ 4,420	$ 4,179	$ 4,807	$ 4,056	$ 17,745	$ 16,615

Efficiency ratio (GAAP) (E)/(G)+(J)	63.63%	64.00%	67.64%	65.47%	65.80%	65.11%	67.67%
Efficiency ratio (Non-GAAP) (F)/(H)+(K)	62.74%	63.11%	67.00%	64.98%	65.28%	64.38%	67.23%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (L)	$ 163,750	$ 162,648	$ 159,940	$ 157,626	$ 154,299
Less: Goodwill and other intangible assets	(32,919)	(32,740)	(32,153)	(12,978)	(13,010)
Tangible equity (M)	$ 130,831	$ 129,908	$ 127,787	$ 144,648	$ 141,289

Shares outstanding (N)	12,688	12,687	12,685	12,673	12,665

Book value per common share (GAAP) (L)/(N)	$ 12.91	$ 12.82	$ 12.61	$ 12.44	$ 12.18
Tangible book value per common share (Non-GAAP) (M)/(N)	$ 10.31	$ 10.24	$ 10.07	$ 11.41	$ 11.16

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (O)	$ 163,750	$ 162,648	$ 159,940	$ 157,626	$ 154,299
Less: Goodwill and other intangible assets	(32,919)	(32,740)	(32,153)	(12,978)	(13,010)
Tangible equity (P)	$ 130,831	$ 129,908	$ 127,787	$ 144,648	$ 141,289

Assets (Q)	$ 1,393,874	$ 1,376,127	$ 1,362,798	$ 1,166,896	$ 1,160,271
Less: Goodwill and other intangible assets	(32,919)	(32,740)	(32,153)	(12,978)	(13,010)
Tangible assets (R)	$ 1,360,955	$ 1,343,387	$ 1,330,645	$ 1,153,918	$ 1,147,261

Period-end equity/assets (GAAP) (O)/(Q)	11.75%	11.82%	11.74%	13.51%	13.30%
Period-end tangible equity/tangible assets (Non-GAAP) (P)/(R)	9.61%	9.67%	9.60%	12.54%	12.32%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: Edward Allen, Senior Vice President and Chief Financial Officer, 410-763-7800